                                                                    EXHIBIT 99.6


                        [LETTERHEAD OF LATHAM & WATKINS]



                                  July 19, 2001


Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, New York  11753

          Re:  Preliminary Prospectus Supplement dated
               July 20, 2001 for Common Stock Offering
               ---------------------------------------

Ladies and Gentlemen:

          We are acting as special counsel to Getty Realty Corp., a Maryland corporation (the "Company"), in connection with the registration statement on Form S-3 (No. 333-63060) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the Preliminary Prospectus Supplement dated July 20, 2001 (the "Prospectus Supplement") relating to the offering, as set forth in the Prospectus Supplement (together with the base prospectus dated July 3, 2001 included in the Registration Statement, the "Prospectus"), of shares of the Company's common stock, par value $.01 per share.

          In connection with our representation of the Company, you have requested our opinion concerning the statements in the Prospectus under the caption "Material United States Federal Income Tax Considerations."

          This opinion is based on various facts and assumptions, and is conditioned upon certain representations made by the Company as to factual matters through a certificate of an officer of the Company (the "Officer's Certificate"). In addition, this opinion is based upon the factual representations of the Company concerning its business, proposed method of operation, properties and governing documents as set forth in the Registration Statement and the Prospectus and assumes that the actions described in the Registration Statement and the Prospectus will be completed by the Company in a timely fashion.

          In our capacity as counsel to the Company, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and other instruments, as we

LATHAM & WATKINS

July 19, 2001
Page 2



have deemed necessary or appropriate for purposes of this opinion. In our examination, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures thereon, the legal capacity of natural persons executing such documents and the conformity to authentic original documents of all documents submitted to us as copies. For the purposes of our opinion, we have not made an independent investigation or audit of the facts set forth in the above referenced documents or in the Officer's Certificate. In addition, in rendering this opinion we have assumed the truth and accuracy of all representations and statements made to us which are qualified as to knowledge or belief, without regard to such qualification.

          We are opining herein as to the effect on the subject transaction only of the federal income tax laws of the United States and we express no opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state or any other jurisdiction or as to any matters of municipal law or the laws of any local agencies within any state.

          Based on such facts, assumptions and representations and subject to the limitations set forth in the Prospectus, the statements in the Prospectus under the caption "Material United States Federal Income Tax Considerations," subject to the limitations therein, are the opinion of Latham & Watkins as to the material federal income tax considerations relevant to purchasers of the Company's common stock pursuant to the Prospectus.

          No opinion is expressed as to any matter not discussed herein.

          This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively. Any variation or difference in the facts from those set forth in the representations described above, including in the Registration Statement, the Prospectus or the Officer's Certificate, may affect the conclusions stated herein. Moreover, the Company's qualification and taxation as a real estate investment trust depends upon the Company's ability to meet, through actual annual operating results, asset diversification, distribution levels and diversity of stock ownership, the various qualification tests imposed under the Code, the results of which have not been and will not be reviewed by Latham & Watkins. Accordingly, no assurance can be given that the actual results of the Company's operation for any one taxable year will satisfy such requirements.

          This opinion is furnished to you, and is for your use in connection with the transactions set forth in the Registration Statement and the Prospectus. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation, for any purpose, without our prior written consent. We hereby consent to the filing of this opinion as an exhibit to the Prospectus and to the use of our name under the caption "Legal Matters" in the Prospectus.

                                            Very truly yours,



                                            Latham & Watkins